SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  March 13, 2006

(Date of earliest event reported)

ZALE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-04129	75-0675400
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

901 W. Walnut Hill Lane

Irving TX  75038-1003

(Address of principal executive offices, including zip code)

(972) 580-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04                     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On March 13, 2006, Zale Corporation transmitted to its affected officers and directors the notice required by Rule 104(b) of Regulation BTR (17 CFR 245.104(b)).

The notice required by Rule 104(b) of Regulation BTR is filed as an exhibit hereto and the information therein is incorporated by reference into this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION

By:	/s/ Cynthia T. Gordon
Cynthia T. Gordon
Senior Vice President and
Controller

Date: March 13, 2006

EXHIBIT INDEX

99.1                           Memorandum to Affected Officers and Directors of Zale Corporation Regarding Trading Window Closing